UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 30, 2005


                             SmartServ Online, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


           Delaware                       0-28008                13-3750708
-------------------------------         -----------          ------------------
(State or Other Jurisdiction of         (Commission           (I.R.S. Employer
 Incorporation or Organization)         File Number)         Identification No.)



2250 Butler Pike, Suite 150, Plymouth Meeting, Pennsylvania         19462
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(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's Telephone Number, Including Area Code: (610) 397-0689


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
           OFF-BALANCE SHEET ARRANGEMENT.

(a) On September 30, 2005 the Company received the balance of the first advance pursuant to the financing with CAMOFI Master, LDC under a certain Senior Secured Convertible Note in the principal amount of $500,000 and a Revolving Convertible
Note in the principal amount of $1,900,000. The necessary conditions precedent were met by the Company to obtain the balance of such first advance. The Company used $1,010,000 (including fees of $10,000) of such advance to post a letter of credit to secure obligations to its wireless carrier under a certain reseller agreement.

(b) Not applicable.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Not applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SMARTSERV ONLINE, INC.



Dated:  October 6, 2005                     By:  /s/ Robert M. Pons
                                                --------------------------------
                                                 Robert M. Pons
                                                 Chief Executive Officer